UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                 April 1, 2005    (March 31, 2005)
          ------------------------------------------------------------
                Date of Report   (Date of earliest event reported)


                           Cyber Defense Systems, Inc.
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Florida                             333-46424                   55-0876130
------------------------        ---------------------        -------------------
(State or other jurisdiction    (Commission                  (IRS Employer
of incorporation)               file number)                 Identification No.)


10901 Roosevelt Boulevard, Suite 100-D
St. Petersburg, Florida                                           33716
-----------------------------------------------           ----------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                (727) 577 - 0873
                  ---------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)


------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act [(17 CFR 240.14d-2(b)]

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act [(17 CFR 240.13e-4(c)].


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ITEM 2.02 Results of Operation and Financial Condition

     On April 1, 2005, Cyber Defense Systems, Inc. (the "Registrant" or "Cyber Defense") filed a Press Release which announced that on March 31, 2005, Cyber Aerospace Corporation, a Florida corporation ("Cyber Aero") and a subsidiary of the Registrant, was merged into the Registrant. The merger was taken in order to consolidate operations into one company, with one name, and one group of shareholders, as well as to avoid what had become unnecessary bookkeeping expenses associated with maintaining Cyber Aero as a separate entity. This merger was taken pursuant to the "short-form" merger laws of Florida which allow a parent, such as the Registrant, to merge a subsidiary (such as Cyber Aero) into itself without having to obtain shareholder consent. As a result of the merger, for each one share of each of the following classes of the Capital Stock of Cyber Aero, the Beneficial Owner thereof received one share of each of the following classes of the Capital Stock of Cyber Defense:

    Class of Capital Stock                          Class of Capital Stock
             of                                              of
         Cyber Aero                                      Cyber Defense
    ----------------------                          ----------------------
     Class A Common Stock                            Class A Common Stock
     Class B Common Stock                            Class B Common Stock

     Further pursuant to the merger, the shares of Class A Common Stock of Cyber Aero held by Cyber Defense were surrendered and cancelled, as were the shares of Class C Common Stock of Cyber Aero held by the sole holders thereof, to wit:
Cherokee Raiders, LP, and Proxity, Inc., who are Affiliates of the Registrant.

     Immediately prior to the Effective Date, the Capitalization of Cyber Aero consisted of:

          (a) 200,000,000  shares of Class A Common Stock,  Par Value $0.001 per share, each share having one vote on matters brought before the stockholders, of which 26,650,000 shares were issued and outstanding and owned by the following persons:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class A Owned*
                  ------------------           ---------------
                  Cyber Defense                    25,000,000
                  James Alman                       1,000,000
                  James Gardiner                      300,000
                  Barry Nelsen                        300,000
                  Andrea Facchinetti                   50,000
                                               ---------------
                  TOTAL                           26,650,000

                    * Messrs. Alman, Gardiner, Nelsen, and Facchinetti are employees of Cyber Defense.



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



          (b) 200,000,000 shares of Class B Common Stock, Par Value $0.001 per share, each share having 1,000 votes on matters brought before the stockholders, of which 150,000 shares were issued and outstanding and owned by the following person:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class B Owned
                  ------------------           ---------------
                  Cherokee Raiders, LP                 150,000

          (c) 2 shares of Class C Common Stock, Par Value $0.001 per share, each share having one vote on matters brought before the stockholders , of which 2 shares were issued and outstanding and owned by the following persons:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class C Owned
                  ------------------           ---------------
                  Cherokee Raiders, LP                       1
                  Proxity, Inc.                              1

          (d) 100,000,000 shares of Class A Preferred Stock, Par Value $0.001 per share, of which no shares were issued and outstanding.

     Immediately prior to the Effective Date, the Capitalization of Cyber Defense consisted of:

          (a) 200,000,000  shares of Class A Common Stock,  Par Value $0.001 per share, each share having one vote on matters brought before the stockholders of which 26, 369,594 shares were issued and outstanding and owned by the following persons or groups:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class A Owned
                  ------------------           ---------------

                  Cherokee Raiders, LP               6,750,000
                  Proxity, Inc.                     18,750,000
                  Others (Including
                   Members of the Public)              421,562
                  Joseph Theismann                     100,000
                  Bedlington Securities, Inc.          217,391
                  Guy Stewart                          100,000
                  Blue Marlin, Inc.                      5,641
                  Jerry Beaulac                         25,000
                                               ---------------
                  TOTAL                            26, 369,594

          (b) 200,000,000 shares of Class B Common Stock, Par Value $0.001 per share, each share having 1,000 votes on matters brought before the



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



     stockholders , of which 150,000 shares were issued and outstanding and owned by the following person:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class B Owned
                  ------------------           ---------------
                  Cherokee Raiders, LP                 150,000

          (c) 2 shares of Class C Common Stock, Par Value $0.001 per share, each share having one vote on matters brought before the stockholders, of which 2 shares were issued and outstanding and owned by the following persons:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class C Owned
                  ------------------           ---------------
                  Cherokee Raiders, LP                       1
                  Proxity, Inc.                              1

          (d) 100,000,000 shares of Class A Preferred Stock, Par Value $0.001 per share, of which no shares were issued and outstanding.

     Immediately following the Effective Date, the Capitalization of Cyber Defense consisted of:

          (a) 200,000,000 shares of Class A Common Stock, Par Value $0.001 per share, of which 28,019,594 shares were issued and outstanding and owned by the following persons:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class A Owned
                  ------------------           ---------------
                  Cherokee Raiders, L.P.             6,750,000
                  Proxity Inc.                      18,750,000
                  James Alman                        1,000,000
                  James Gardiner                       300,000
                  Barry Nelsen                         300,000
                  Andrea Facchinetti                    50,000
                  Joseph Theismann                     100,000
                  Bedlington Securities, Inc.          217,391
                  Guy Stewart                          100,000
                  Blue Marlin, Inc.                     5 ,641
                  Jerry Beaulac                         25,000
                  Members of the Public                421,562
                                               ---------------
                  TOTAL                             28,019,594

          (b) 200,000,000 shares of Class B Common Stock, Par Value $0.001 per share, of which 300,000 shares were issued and outstanding and owned by the following persons:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class B Owned
                  ------------------           ---------------
                  Cherokee Raiders, L.P.               300,000


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



          (c) 2 shares of Class C Common Stock, Par Value $0.001 per share, of which 2 shares were issued and outstanding and owned by the following persons:

                     Name                          Number
                      of                        of Shares of
                  Shareholder                  Class C Owned
                  ------------------           ---------------
                  Cherokee Raiders, L.P.                     1
                  Proxity, Inc.                              1

          (d) 100,000,000 shares of Class A Preferred Stock, Par Value $0.001 per share, of which no shares were issued and outstanding.

     On March 24, 2005, Cyber Defense Systems, Inc. (the "Registrant" or "Cyber Defense") executed a Convertible Promissory Note to Guy K. Stewart, Jr., its Corporate Counsel (the "Stewart Note"), for the principal amount of $150,000.00. The Stewart Note evidences a portion of the funds owed by the Registrant to Mr. Stewart for unpaid legal fees. The Registrant will pay the balance in cash. Interest will accrue on the Stewart Note at the rate of 18% per annum and repayment terms require six equal monthly payments commencing April 30, 2005, with the last payment on September 30, 2005, to include all accrued interest. Mr. Stewart has the right to convert the outstanding amount of the Stewart Note into shares of the Class A Common Stock of Cyber Defense at any time upon five days notice, and such conversion shall be calculated at 50% of the average closing price of the Class A Common Stock for the 30 days preceding the date of conversion. All amounts so converted will not be subject to any accrual of interest. In addition, Cyber Defense has the right to pay amounts due under the Stewart Note at any time with shares of its Class A common stock pursuant to the same formula by notifying Stewart of its intent to do so and requesting a Notice of Conversion from Stewart. On March 29, 2005, Cyber Defense informed Mr. Stewart that it would make payment in full with Common shares. Accordingly, Mr. Stewart submitted a Notice of Conversion to Cyber Defense. As a result, Cyber
Defense will issue 100,000 shares of its Class A Common Stock to Stewart in satisfaction of the Stewart Note.

     On March 31, 2005, as compensation for services the Registrant, the Registrant issued 5,461 and 25,000 shares, respectively, of its Class A Common Stock to Blue Marlin, Inc. and Mr. Jerry Beaulac.

     The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.






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



ITEM 9.01. Financial Statements And Exhibits

     (c). Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
No.        Description
-------   -----------------

20.2 * Press release of Cyber Defense Systems, Inc. dated April 1, 2005, announcing that on March 31, 2005, Cyber Aerospace Corporation, a Florida corporation ("Cyber Aero") and a subsidiary of the Registrant, was merged into the Registrant.
-------------
* Filed electronically herewith



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyber Defense Systems, Inc.


By:  /s/ William C. Robinson
---------------------------------
Name:    William C. Robinson
Title:   Chief Executive Officer

Dated April 1, 2004










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